EXHIBIT 99.1

Community Capital Corporation Reports Strong Loan Growth and Announces
                       Quarterly Cash Dividend

    GREENWOOD, S.C.--(BUSINESS WIRE)--Oct. 18, 2006--Community Capital Corporation (NASDAQ: CPBK) reports operating results for the nine months and quarter ending September 30, 2006.

    Total assets increased 18 percent to $686,550,000 at September 30, 2006 from $579,540,000 at September 30, 2005. Total loans increased $110,617,000, or 25 percent to $549,065,000 at September 30, 2006, compared to $438,448,000 at September 30, 2005. Total deposits increased $39,446,000, or nine percent to $479,921,000 at September 30, 2006 from $440,475,000 at September 30, 2005. Shareholders' equity at September 30, 2006 was $57,555,000, compared to $55,750,000 at
September 30, 2005. Year to date return on average assets was 0.87 percent compared to 1.14 percent for the same period in 2005. Return on equity was 9.92 percent compared to 11.52 percent in 2005.

    Net income for the three months ended September 30, 2006 was $1,194,000, a decrease of 27 percent from $1,640,000 reported in the same period last year. Diluted earnings per share for the quarter were $0.31, compared to $0.42 reported in 2005. Return on average assets was 0.70 percent for the third quarter of 2006 compared to 1.13 percent for the same period in 2005. Return on average equity for the third quarter was 8.17 percent compared to 11.60 percent in 2005.

    Net income for the nine months ended September 30, 2006 was $4,215,000 versus $4,802,000, a decrease of 12 percent. Diluted earnings per share for the period were $1.11, down from $1.22 reported in 2005.

    William G. Stevens, President and Chief Executive Officer, stated "Because we found it necessary to elevate our level of loan loss protection for the third quarter, our earnings did not meet our expectations. This funding was necessitated by our continued growth in loans outstanding as well as to provide coverage for an increase in charge offs and nonperforming loans. However, our net charge off and nonperforming asset levels remain in line with our peers."

    The company also declared a quarterly cash dividend of $0.15 per share, which is payable by December 1, 2006 to shareholders of record as of November 17, 2006. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.

    Community Capital Corporation is the parent company of CapitalBank, which operates 17 community oriented branches throughout upstate South Carolina that offer a full array of banking and wealth management services. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

INCOME STATEMENT DATA        Three Months Ended    Nine Months Ended
(Dollars in thousands,          September 30         September 30
 except per share data)
----------------------------------------------------------------------
                               2006      2005       2006      2005
----------------------------------------------------------------------
                            (Unaudited)          (Unaudited)
----------------------------------------------------------------------
Interest income                 10,696     7,942     29,431    22,531
----------------------------------------------------------------------
Interest expense                 5,288     2,841     13,829     7,786
----------------------------------------------------------------------
Net interest income              5,408     5,101     15,602    14,745
----------------------------------------------------------------------
Provision for loan losses          650       225        800       425
----------------------------------------------------------------------
Net int. income after
 provision                       4,758     4,876     14,802    14,320
----------------------------------------------------------------------
Non-interest income:
----------------------------------------------------------------------
     Service charges on
      deposit accounts             674       786      1,961     2,309
----------------------------------------------------------------------
     Residential mortgage
      origination fees             189       277        526       676
----------------------------------------------------------------------
     Commissions from sales
      of mutual funds              106        50        214       143
----------------------------------------------------------------------
     Income from fiduciary
      activities                   302       248        847       658
----------------------------------------------------------------------
     Gain on sales of
      securities available-
      for-sale                       -        20          6         -
----------------------------------------------------------------------
     Gain on sales of fixed
      assets                         -         -          2       102
----------------------------------------------------------------------
     Other operating income        317       262        849       909
----------------------------------------------------------------------
Non-interest expense:
----------------------------------------------------------------------
     Salaries and employee
      benefits                   2,744     2,478      7,931     7,289
----------------------------------------------------------------------
     Net occupancy expense         283       249        835       729
----------------------------------------------------------------------
     Amortization of
      intangible assets            123       129        369       387
----------------------------------------------------------------------
     Furniture and equipment
      expense                      221       230        633       701
----------------------------------------------------------------------
     Loss on sales of
      securities available-
      for-sale                       -         -          -        66
----------------------------------------------------------------------
     Loss on sales of fixed
      assets                         -        22          -         -
----------------------------------------------------------------------
     Other operating
      expenses                   1,340     1,156      3,783     3,584
----------------------------------------------------------------------
Income before taxes              1,635     2,255      5,656     6,361
----------------------------------------------------------------------
Income tax expense                 441       615      1,441     1,559
----------------------------------------------------------------------
Net income                       1,194     1,640      4,215     4,802
----------------------------------------------------------------------

----------------------------------------------------------------------
Primary earnings per share       $0.32     $0.43      $1.13     $1.25
----------------------------------------------------------------------
Diluted earnings per share       $0.31     $0.42      $1.11     $1.22
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
Average shares outstanding
 (fully diluted)             3,811,894 3,912,949  3,813,464 3,945,601
----------------------------------------------------------------------
Return on average assets          0.70%     1.13%      0.87%     1.14%
----------------------------------------------------------------------
Return on average equity          8.17%    11.60%      9.92%    11.52%
----------------------------------------------------------------------
Net interest income (fully
 tax equivalent at 38%)          5,534     5,233     15,988    15,158
----------------------------------------------------------------------
Net interest margin (fully
 tax equivalent at 38%)           3.57%     3.96%      3.65%     3.94%
----------------------------------------------------------------------
Efficiency ratio                 66.13%    61.86%     66.47%    63.91%
----------------------------------------------------------------------


BALANCE SHEET DATA
(Dollars in thousands, except per
 share data)                     September 30 December 31 September 30
--------------------------------------------- ----------- ------------
                                    2006         2005        2005
--------------------------------------------- ----------- ------------
                                 (Unaudited)
--------------------------------------------- ----------- ------------
Total assets                         686,550     598,790      579,540
--------------------------------------------- ----------- ------------
Investment securities                 74,743      75,887       79,732
--------------------------------------------- ----------- ------------
Loans                                549,065     465,892      438,448
--------------------------------------------- ----------- ------------
Allowance for loan losses              6,149       6,324        6,018
--------------------------------------------- ----------- ------------
Total intangible assets               10,549      10,918       11,047
--------------------------------------------- ----------- ------------
Total deposits                       479,921     433,646      440,475
--------------------------------------------- ----------- ------------
Other borrowings                     132,393     106,324       79,112
--------------------------------------------- ----------- ------------
Junior subordinated debentures        10,310           -            -
--------------------------------------------- ----------- ------------
Shareholders' equity                  57,555      54,505       55,750
--------------------------------------------- ----------- ------------

--------------------------------------------- ----------- ------------
Book value per share                  $15.22      $14.63       $14.82
--------------------------------------------- ----------- ------------
Equity to assets                        8.38%       9.10%        9.62%
--------------------------------------------- ----------- ------------
Loan to deposit ratio                 114.41%     107.44%       99.54%
--------------------------------------------- ----------- ------------
Allowance for loan losses/loans         1.12%       1.36%        1.37%
--------------------------------------------- ----------- ------------


Average Balances                Three Months Ended  Nine Months Ended
                                   September 30       September 30
----------------------------------------------------------------------
                                   2006     2005      2006     2005
----------------------------------------------------------------------
                                (Unaudited)        (Unaudited)
----------------------------------------------------------------------
Average total assets               677,918 575,878    646,668 564,894
----------------------------------------------------------------------
Average loans                      539,111 441,258    508,474 434,715
----------------------------------------------------------------------
Average earning assets             615,436 523,777    585,400 514,439
----------------------------------------------------------------------
Average deposits                   481,394 435,949    465,778 427,273
----------------------------------------------------------------------
Average interest bearing
 deposits                          418,010 377,332    402,948 372,972
----------------------------------------------------------------------
Average non-interest bearing
 deposits                           63,384  58,617     62,830  54,301
----------------------------------------------------------------------
Average other borrowings           121,682  79,561    114,366  78,439
----------------------------------------------------------------------
Average shareholders' equity        57,156  56,088     56,128  55,736
----------------------------------------------------------------------

----------------------------------------------------------------------
    Asset quality
----------------------------------------------------------------------

----------------------------------------------------------------------
Non-performing loans                 3,935   2,111      3,935   2,111
----------------------------------------------------------------------
Other real estate                       63     127         63     127
----------------------------------------------------------------------
Loans past due 90+ days              1,313      50      1,313      50
----------------------------------------------------------------------
Net charge-offs                        647     174        975     214
----------------------------------------------------------------------
Net charge-offs to average loans      0.12%   0.04%      0.19%   0.05%
----------------------------------------------------------------------

    CONTACT: Community Capital Corporation
             R. Wesley Brewer, Executive Vice President/CFO
             864-941-8290
             wbrewer@capitalbanksc.com
             or
             Lee Lee M. Lee, Vice President/ Investor Relations
             864-941-8242
             llee@capitalbanksc.com
             www.comcapcorp.com